SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2014

Intellect Neurosciences, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-128226	20-8329066
(Commission File Number)	(I.R.S. Employer Identification No.)

550 Sylvan Ave., Suite 101 Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

(201) 608-5101

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 13, 2014, Intellect Neurosciences, Inc. (OTCBB: ILNS) issued a press release containing a Letter to Shareholders from Elliot Maza, Chairman and CEO regarding the status of OX1. The Press Release is attached hereto as Exhibit 99.1

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit	Description

99.1	Press release dated August 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2014	INTELLECT NEUROSCIENCES, INC.

	By:	/s/ Elliot Maza
	Name:	Elliot Maza
	Title:	Chief Executive Officer